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                                    BENZ ENERGY LTD.

                                   STOCK OPTION PLAN
                                    JANUARY 14, 1998
                                     ARTICLE ONE (1)

                             DEFINITIONS AND INTERPRETATION

Section 1.1 DEFINITIONS: For purposes of the Plan, unless such word or term is otherwise defined herein or the context in which such word or term is used herein otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the following meanings:

     (a) "1993 Act" means the Securities Act of 1993 of the United States, as amended;

     (b) "Committee" means the Directors or, if the Directors so determine in accordance with section 2.3 of the Plan, the committee of the Directors authorized to administer the Plan;

     (c) "Common Shares" means the common shares of the Corporation, as adjusted in accordance with the provisions of Article Six of the Plan;

     (d) "Corporation" means Benz Energy Ltd., a corporation continued pursuant to the provisions of the BUSINESS CORPORATIONS ACT (Yukon);

     (e) "Directors" means the directors of the Corporation from time to time;

     (f) "Eligible Directors" means the Directors or the Directors of any subsidiary of the Corporation from time to time who, by the nature of their positions are, in the opinion of the Committee, in a position to contribute to the success of the Corporation;

     (g) "Eligible Employees" means employees, including officers, whether Directors or not, and including both full-time and part-time employees, of the Corporation or any subsidiary of the Corporation who, by the nature of their positions or jobs are, in the opinion of the Committee, in a position to contribute to the success of the Corporation;

     (h) "Employment Contract" means any contract between the Corporation or any subsidiary of the Corporation and any Eligible Employee or Other Participant relating to, or entered into in connection with, the employment of the Eligible Employee or the engagement of the Other Participant;

     (i) "Option" means an option to purchase Common Shares granted pursuant to, or governed by, the Plan;

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     (j)  "Optionee" means a Participant to whom an Option has been granted pursuant to the Plan;

     (k) "Option Period" means the period of time during which the particular Option may be exercised;

     (l) "Other Participants" means any person or corporation engaged to provide ongoing management or consulting services for the Corporation or for any entity controlled by the Corporation other than an Eligible Director or an Eligible Employee;

     (m) "Participant" means each Eligible Director, Eligible Employee and Other Participant;

     (n)  "Plan" means this stock option plan;

     (o) "Share Compensation Arrangement" means any stock options, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise; and

     (p)  "Insider" means

                (i) an insider of the Corporation, other than a person who is an insider of the Corporation solely by virtue of being a director or senior officer of a subsidiary of the Corporation; and

               (ii) an associate of any person who is an insider of the
                    Corporation within the meaning of paragraph (i) of this definition.

Section 1.2 SECURITIES DEFINITIONS: In the Plan, the terms "associate", "subsidiary" and "insider" shall have the meanings given to such terms in the SECURITIES ACT (Ontario).

Section 1.3 HEADINGS: The headings of all articles, sections, and paragraphs in the Plan are inserted for convenience of reference only and shall not affect the construction or interpretation of the Plan.

Section 1.4 CONTEXT, CONSTRUCTION: Whenever the singular or masculine are used in the Plan, the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires.

Section 1.5 REFERENCES TO THE PLAN: The words "herein", "hereby", "hereunder", "hereof" and similar expressions mean or refer to the Plan as a whole and not to any particular article, section, paragraph or other part hereof.

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Section 1.6    CANADIAN FUNDS: Unless otherwise specifically provided, all references to dollar amounts in the Plan are references to lawful money of Canada.


                                 ARTICLE TWO (2)

                     PURPOSE AND ADMINISTRATION OF THE PLAN

Section 2.1 PURPOSE OF THE PLAN: The Plan provides for the grant of Options to Participants for the purpose of advancing the interests of the Corporation through the motivation, attraction and retention of key employees and directors of the Corporation and subsidiaries of the Corporation and to secure for the Corporation and the shareholders of the Corporation the benefits inherent in the ownership of Common Shares by key employees and directors of the Corporation and subsidiaries of the Corporation, it being generally recognized that stock option plans aid in attracting, retaining and encouraging employees and directors due to the opportunity offered to them to acquire a proprietary interest in the Corporation.

Section 2.2 ADMINISTRATION OF THE PLAN: The Plan shall be administered by the Committee and the Committee shall have full authority to administer the Plan including the authority to interpret and construe any provision of the Plan and to adopt, amend and rescind such rules and regulations for administering the Plan as the Committee may deem necessary in order to comply with the requirements of the Plan. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and conclusive and shall be binding on the Participants and the Corporation. No member of the Committee shall be personally liable for any action taken or determination or interpretation made in good faith in connection with the Plan and all members of the Committee shall, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Corporation with respect to any such action taken or determination or interpretation made. The appropriate officers of the Corporation are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan. All costs incurred in connection with the Plan shall be for the account of the Corporation.

Section 2.3 DELEGATION TO COMMITTEE: All of the powers exercisable hereunder by the Directors may, to the extent permitted by applicable law and as determined by resolution of the Directors, be exercised by a committee of the Directors comprised of not less than three Directors.

Section 2.4 RECORD KEEPING: The Corporation shall maintain a register in which shall be recorded:

     (a)  the name and address of each Optionee;

     (b) the number of Common Shares subject to Options granted to each Optionee; and

     (c)  the aggregate number of Common Shares subject to Options.


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Section 2.5   PREVIOUSLY GRANTED OPTIONS:  The options to purchase an
aggregate of 2,967,464 Common Shares granted by the Corporation to Participants before January 14, 1998 shall continue to be exercisable, and upon the Plan becoming effective, shall be governed by and be subject to the Plan and shall be deemed to be Options granted under the Plan. The Corporation may, after adoption of the Plan by the Corporation's Board of Directors, grant Options under the Plan, but no Common Shares may be issued pursuant to such Options until the Plan is effective. To the extent that the terms and conditions of any of the aforesaid options are inconsistent with the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.


                               ARTICLE THREE (3)

                          ELIGIBILITY AND PARTICIPATION
                        IN THE PLAN AND GRANT OF OPTIONS


Section 3.1   ELIGIBILITY: Options shall only be granted to Participants.

Section 3.2 DETERMINATION OF OPTION RECIPIENTS: The Committee shall from time to time determine the Participants to whom Options shall be granted to each Participant and the other terms of each Option granted to each participant, all such determinations to be made in accordance with the terms and conditions of the Plan, and the Committee may take into consideration the present and potential contributions of and the services rendered by the particular Participant to the success of the Corporation and any other factors which the Committee deems appropriate and relevant. Each Option granted to a Participant shall be evidenced by a stock option agreement containing terms and conditions consistent with the provisions of the Plan, which terms and conditions need not be the same in each case. No Participant who is a Director shall vote on any motion considered by the Directors granting any Option to such Director.


                                   ARTICLE FOUR (4)

                           NUMBER OF COMMON SHARES SUBJECT TO THE
                          PLAN, EXERCISE PRICE AND TERM OF OPTIONS


Section 4.1 NUMBER OF SHARES: The maximum aggregate number of Common Shares which may be made subject to Options shall be 3,020,998 Common Shares and in no event shall the aggregate number of Common Shares reserved for issue pursuant to the provisions of the Plan exceed 3,020,998 Common Shares, subject in each case to adjustment in accordance with Article Six of the Plan. In addition, the maximum aggregate number of Common Shares which, together with Common Shares subject to a Share Compensation Arrangement with such Participant or Participants, as the case may be, may be:

     (a) reserved for issue pursuant to Options granted to Participants who are Insiders shall not exceed 10% of the number of Common Shares then outstanding;

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     (b)     issued pursuant to Share Compensation Agreements granted to
             Participants who are Insiders within a one-year period shall not exceed 10% of the number of Common Shares then outstanding;

     (c) issued pursuant to Share Compensation Agreements granted to any one Participant who is an Insider and the associates of such Participant within a one-year period shall not exceed 5% of the number of Common Shares then outstanding; and

     (d) reserved for issue pursuant to Options granted to any one Participant shall not exceed 5% of the number of Common Shares then outstanding.

For purposes of this section 4.1, the number of Common Shares then outstanding means the number of Common Shares outstanding on a non-diluted basis immediately prior to the proposed grant of the applicable Option, excluding Common Shares issued pursuant to Share Compensation Arrangements over the preceding one-year period. If Options are surrendered, terminate or expire in accordance with the terms of the Plan without being exercised in whole or in part, the Common Shares which were the subject of such Options and which were not purchased may again be made subject to an Option.

Section 4.2 EXERCISE PRICE: The price per share at which any Common Share which is the subject of an Option may be purchased shall be determined by the Directors at the time the Option is granted, provided that such price shall be not less than the closing price of the Common Shares on The Toronto Stock Exchange or if the Common Shares are not then listed on The Toronto Stock Exchange, on such other exchange or market as the Common Shares are then listed, on the last trading day immediately preceding the date of grant of such Option.

Section 4.3 TERMS OF OPTIONS: The Option Period for each Option shall be such period of time as shall be determined by the Committee, subject to any Employment Contract, provided that no Option Period shall exceed 10 years. The Committee may determine the number or percentage of Common Shares which may be purchased by an Optionee during any particular time period within the Option Period.


                                 ARTICLE FIVE (5)

                             EXERCISE OF OPTION, EFFECT OF
                          DEATH AND TERMINATION OF EMPLOYMENT
                                  AND WITHHOLDING TAXES


Section 5.1   EXERCISE OF OPTION:

     (a) EXERCISE: Subject to any restriction on the number or percentage of Common Shares which may be purchased by the Optionee during any particular time period within the Option Period determined by the Committee, an Option may be exercised by the Optionee in whole at any time, or in part from time to time, during the Option Period, provided however that, except as otherwise specifically provided in section 5.2

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             or section 5.3 hereof or in any Employment Contract, no Option may be exercised unless the Optionee at the time of exercise thereof is:

               (i) in the case of an Eligible Employee, in the employment of the Corporation or a subsidiary of the Corporation and has been continuously so employed since the date of grant of such Option, provided however, that a leave of absence with the approval of the Corporation or such subsidiary of the Corporation shall not be considered an interruption of employment for purposes of the Plan;

              (ii) in the case of an Eligible Director who is not also an Eligible Employee, a director of the Corporation or a subsidiary of the Corporation and has been such a director continuously since the date of grant of such Option; and

             (iii) in the case of an Other Participant, engaged in providing ongoing management or consulting services for the Corporation or an entity controlled by the Corporation and has been so engaged since the date of grant of such Option.

     (b) PAYMENT OF EXERCISE PRICE: The exercise of any Option shall be contingent upon receipt by the Corporation of payment of the aggregate purchase price for the Common Shares in respect of which the Option has been exercised. No Optionee or legal representative, legalee or distributee of any Optionee will be, or will be deemed to be, a holder of any Common Shares with respect to which such Optionee was granted an Option, unless and until certificates for such Common Shares are issued to such Optionee, or them, under the terms of the Plan. Subject to section 9.4 hereof, upon an Optionee exercising an Option and paying the Corporation the aggregate purchase price for the Common Shares in respect of which the Option has been exercised, the Corporation shall as soon as practicable issue and deliver a certificate representing the Common Shares so purchased.

Section 5.2 EFFECT OF DEATH: If a Participant shall die while an Optionee, any Option held by such Optionee at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Optionee under the Option shall pass by the will of the Optionee or the laws of descent and distribution for a period of one year after the date of death of the Optionee or prior to the expiration of the Option Period in respect of the Option, whichever is sooner, and then only to the extent that such Optionee was entitled to exercise the Option at the date of death of such Optionee, subject to the provisions of any Employment Contract.

Section 5.3 EFFECT OF TERMINATION OF EMPLOYMENT: If an Optionee shall cease to be a Participant for cause, no Option held by such Optionee shall be exercisable following the date on which such Optionee ceases to be a Participant. If an Optionee ceases to be Participant for any reason other than for cause or by virtue of death, any Option held by such Optionee at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 30 days after the date on which the Optionee ceases to be a Participant or prior to the expiration of the Option Period in



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respect of the Option, whichever is sooner, and then only to the extent that such Optionee was entitled to exercise the Option at such time, subject to the provisions of any Employment Contract.

Section 5.4 WITHHOLDING TAXES: The Corporation or any subsidiary of the Corporation may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation or any subsidiary of the Corporation is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Option including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of Common Shares to be issued upon the exercise of any Option until such time as the Optionee has paid the Corporation or any subsidiary of the Corporation for any amount which the Corporation or subsidiary of the Corporation is required to withhold with respect to such taxes.

                                 ARTICLE SIX (6)

                                 CAPITAL CHANGES

Section 6.1 CAPITAL CHANGES: In the event there is any change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made by the Directors in:

     (a)  the number of Common Shares available under the Plan;

     (b)  the number of Common Shares subject to the Options; and

     (c)  the exercise price of the Common Shares subject to Options.

If the foregoing adjustment shall result in a fractional Common Share, the fraction shall be disregarded. All such adjustments shall be conclusive, final and binding for all purposes of the Plan.

Section 6.2 AMALGAMATION, CONSOLIDATION OR MERGER: If the Corporation amalgamates with, consolidates with or merges with or into, or participates in a statutory arrangement with, another corporation, any Common Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation, merger or arrangement had the Option been exercised to such event becoming effective.

                                ARTICLE SEVEN (7)

                       EFFECTIVE TIME OF PLAN, AMENDMENT
                        OF PLAN AND TERMINATION OF PLAN

Section 7.1 EFFECTIVE TIME OF PLAN: The Plan shall become effective upon the approval of the Plan by:

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     (a)  The Toronto Stock Exchange and any other exchange upon which the
          Common Shares of the Corporation may be listed and posted for trading; and

     (b) the shareholders of the Corporation, given by the affirmative vote of a majority of the votes attached to the Common Shares of the Corporation entitled to vote and represented and voted at an annual or special meeting of the holders of the such Common Shares held, among other things, to consider and approve the Plan.

Section 7.2 AMENDMENT OF PLAN: The Directors may from time to time in the absolute discretion of the Directors amend, modify and change the provisions of the Plan, provided that any amendment, modification or change of the provisions of the Plan which would:

     (a)  materially increase the benefits under the Plan;

     (b) increase the number of Common Shares, other than by virtue of Article Six of the Plan, which may be issued pursuant to the exercise of Options granted pursuant to the Plan; or

     (c) materially modify the requirements as to eligibility for participation in the Plan;

shall only be effective upon such amendment, modification or change being approved by the shareholders of the Corporation in a manner similar to the approval contemplated by section 7.1 of the Plan. Any amendment, modification or change of any provision of the Plan shall be subject to approval, if required, by any regulatory body having jurisdiction.

Section 7.3 TERMINATION OF THE PLAN: The Plan may be terminated at any time by the Directors. Notwithstanding the termination of the Plan, any Option outstanding under the Plan at the time of termination shall remain in effect until such Option has been exercised, has expired, has been surrendered to the Corporation or has been terminated.


                               ARTICLE EIGHT (8)

                                  U.S. MATTERS

Section 8.1 ADDITIONAL RESTRICTIONS ON TRANSFER: By accepting Options and/or Common Shares under the Plan, an Optionee will be deemed to represent, warrant and agree as follows:

     (a) SECURITIES ACT OF 1933: The Optionee understands that the Common Shares have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Corporation is under no obligation to register the Common Shares under applicable securities laws.

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     (b)  OTHER APPLICABLE LAWS: The Optionee further understands that transfer of the Common Shares requires full compliance with the provisions of all applicable laws.

     (c) INVESTMENT INTENT: Unless a registration statement is in effect with respect to the sale of Common Shares obtained through exercise of Options granted hereunder: (i) Upon exercise of any Option, the Optionee will purchase the Common Shares for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder;
          (ii) no one else will have any beneficial interest in the Common Shares; and (iii) he or she has no present intention of disposing of the Common Shares at any particular time.

Section 8.2 COMPLIANCE WITH LAW: Notwithstanding any other provision of the Plan, Options may be granted pursuant to the Plan, and Common shares may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Corporation will not be required to register or qualify Common Shares with the United States Securities and Exchange Commission or any State agency, except that the Corporation will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which a Participant would be granted an Option hereunder prior to such grant.

Section 8.3 EXERCISE OF OPTIONS: In addition to any other requirements set out in the Plan or a stock option agreement, the following conditions will apply to the exercise of Options under the Plan:

     (a)  MECHANICS: Upon exercise of an Option, an Optionee provides
          (i) full payment of the exercise price thereof and the amount of withholding taxes pursuant to subsection 8.3(b) below; and
          (ii) assurances satisfactory to the Corporation that the Common Shares to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Common Shares called for under the Option are registered under the 1933 Act, or in the event resale of such Common Shares without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

     (b) WITHHOLDING TAXES: As a condition to the issuance of the Common Shares upon full or partial exercise of an Option granted under the Plan, the Optionee will pay to the Corporation in cash, or by way of certified cheque, bank draft or money order the amount of the Corporation's tax withholding liability required in connection with such exercise. For purposes of this subsection 8.3(b), "tax withholding liability" means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.


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                               ARTICLE NINE (9)

                           MISCELLANEOUS PROVISIONS

Section 9.1 NON-ASSIGNABLE: No rights under the Plan an no Option awarded pursuant to the provisions of the Plan are assignable or transferable by any Participant other than pursuant to a will or by the laws of descent and distribution.

Section 9.2 RIGHTS AS A SHAREHOLDER: No Optionee shall have any rights as a shareholder of the Corporation with respect to any Common Shares which are the subject of an Opinion. No Optionee shall be entitled to receive, and no adjustment shall be made for, any dividends, distributions or other rights declared for shareholders of the Corporation for which the record date is prior to the date of exercise of any Option.

Section 9.3 NO CONTRACT OF EMPLOYMENT: Nothing contained in the Plan shall confer or be deemed to confer upon any Participant the right to continue in the employment of the Corporation or any subsidiary of the Corporation nor interfere or be deemed to interfere in any way with any right of the Corporation or any subsidiary of the Corporation to discharge any Participant at any time for any reason whatsoever, with or without cause.

Section 9.4 NECESSARY APPROVALS: The obligation of the Corporation to grant any Option pursuant to the Plan and to issue, sell and deliver any Common Shares on the exercise of an Option is subject to the approval of any governmental authority or regulatory body required in connection with the grant of such Option or the issue, sale and delivery of such Common Shares by the Corporation. In the event that any Common Shares cannot be issued to any Optionee pursuant to the exercise of an Option as a result of the failure to obtain any required regulatory approvals, then the obligation of the Corporation to issue such Common Shares shall terminate and any money paid to the Corporation in connection with the exercise of such Option shall be returned to the Optionee without interest or deduction.

Section 9.5 NO REPRESENTATION OR WARRANTY: The Corporation makes no representation or warranty as to the value of any Option granted pursuant to the Plan or as to the future value of any Common Shares issued pursuant to the Exercise of any Option.

Section 9.6 COMPLIANCE WITH APPLICABLE LAW: If any provision of the Plan or any Option contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction, then such provision shall be deemed to be amended to the extent necessary to bring such provision into compliance therewith.

Section 9.7 APPLICABLE LAW: The Plan and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of British Columbia.

              Approved and adopted by the directors of the Corporation on the 14th day of January, 1998.

              Approved by the shareholders of the Corporation on the    day
of        , 1998.